STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
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         PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
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                        RELATING TO EXCHANGE ACT FILINGS
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I, James M. Smith,  principal  financial officer,  state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of AnnTaylor, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of AnnTaylor Stores Corporation, the parent company of AnnTaylor, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended February 2, 2002 filed with the Commission of AnnTaylor, Inc.;

     o    all reports on Form 10-Q,  all reports on Form 8-K and all  definitive
          proxy   materials  of  AnnTaylor,   Inc.  filed  with  the  Commission
          subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



/s/ James M. Smith                           Subscribed and sworn to before
---------------------------                  me this 14th day of August 2002.
    James M. Smith


Date: August 14, 2002                        /s/  Kathleen Rhew
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                                                  Notary Public


                                             My Commission Expires:

                                             January 26, 2006
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